                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-k

             Current report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report
                               January 26, 1998

                       DAVEL COMMUNICATIONS GROUP, INC.
            (Exact name of registrant as specified in its charter)

   Illinois                       0-22610                       37-1064777
(State or other           (Commission file number)          (I.R.S. Employer
jurisdiction of                                           identification Number)
incorporation)


                 1429 Massaro Boulevard, Tampa, Florida 33619
              (Address of principal executive offices)(Zip code)

                                 (813)623-3545
             (Registrant's telephone number, including area code)
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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

Effective January 26, 1998, Registrant through action of its Audit Committee, engaged Arthur Andersen & Co., SC as its independent auditors for the fiscal year ended December 31, 1997. The Registrant informed its previous independent accountants, Kerber, Eck & Braeckel LLP of its dismissal on January 26, 1998.

In connection with the audits of the two fiscal years ending December 31, 1996 and during subsequent interim periods, there have been no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Kerber, Eck & Braeckel LLP, would have caused Kerber, Eck & Braeckel LLP to make reference to the matter in their report.

The reports of Kerber, Eck & Braeckel LLP on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested Kerber, Eck & Braeckel LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statement. A copy of that letter, dated January 26, 1998, is filed as Exhibit 16.1.
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Item 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

        16.1 Letter from Kerber, Eck & Braeckel LLP to the Commission, dated January 26, 1998 regarding its agreement with the statements made in the Current Report on Form 8-K.
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                               INDEX TO EXHIBITS
                       DAVEL COMMUNICATIONS GROUP, INC.

Number                       Exhibit Description
------                       -------------------

16.1 Letter from Kerber, Eck & Braeckel LLP to the Commission, dated January 26, 1998 regarding its agreement with the statements made in the Current Report on Form 8-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DAVEL COMMUNICATIONS GROUP, INC.


Date: January 30, 1998                  /s/ Michael E. Hayes
                                        --------------------------------
                                        Michael E. Hayes
                                        Senior Vice President and Chief
                                        Financial Officer